                                                               EXHIBIT 10.18.1

                                   FIRST AMENDMENT
                          TO FIRST RESTATED CREDIT AGREEMENT


    This First Amendment to First Restated Credit Agreement (this "FIRST AMENDMENT"), dated as of December 3, 1996, is entered into among Cameron Ashley Building Products, Inc., a Georgia corporation, Wm. Cameron & Co., a Georgia corporation, Ashley Aluminum, Inc., a Georgia corporation, CABP, Inc., an Arizona corporation, Cameron Ashley Financial Services, Inc., a Texas corporation ("CAFS"), NationsBank of Texas, National Association, as Issuing Bank and Agent, ABN AMRO Bank, N.V., as Co-Agent, and each Lender.

                                  BACKGROUND

    Borrower, Agent, Co-Agent, Issuing Bank and Lenders have entered into the First Restated Credit Agreement dated as of April 18, 1996 (such agreement, together with all amendments and restatements thereof, the "CREDIT AGREEMENT"). Borrower has requested that Lenders, Issuing Bank and Agent waive certain Events of Default and amend the Credit Agreement to, among other things, permit Borrower to organize CAFS as a Wholly-Owned Subsidiary of Borrower which will make loans to residential consumers to acquire building materials sold by Borrower or a Guarantor for use in the construction or improvement of personal residences.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Agent, Co-Agent, Issuing Bank, Lenders and Guarantors and CAFS covenant and agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein have the meaning given to them in the Credit Agreement.

2.  AMENDMENTS (CREDIT AGREEMENT).  The Credit Agreement is amended as follows:

    (a) SECTION 1.01 is amended by the addition of the following in alphabetical order:

         "CAFS" means Cameron Ashley Financial Services, Inc., a Texas corporation.

         "CAFS CREDIT AGREEMENT" means the Credit Agreement dated as of December 3, 1996, between CAFS and Bank One, Texas, N.A.

         "CAFS GUARANTY" means the Guaranty dated as of December 3, 1996, made by Borrower in favor of Bank One, Texas, N.A.

         "CAFS LIABILITY" means all obligations and liabilities, whether now or hereafter existing or acquired, and contingent or matured, including but not limited to all Debt and Contingent Liabilities, and all other liabilities, of (a) CAFS, and

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    (b) Borrower related to all obligations and liabilities described in
    CLAUSE (A), including but not limited to all agreements to acquire any debt, equity or asset of CAFS, guarantee any obligation of CAFS, and maintain the liquidity or net worth of CAFS, all liabilities resulting from substantive consolidation, membership in any corporate group or similar equitable remedy, claims with respect to the breach of any agreement, all damages and penalties, and any indemnity of any Person.

         "SEPARATENESS AGREEMENT" means the agreement in the form of EXHIBIT K.

    (b) The definition of "Permitted Acquisition" is amended by adding "; PROVIDED, FURTHER, the business lines of Borrower and Guarantors shall be deemed to not include any line of business of CAFS" immediately preceding the period.

    (c)  SECTION 2.14 is amended by adding the following at the end thereof:

         No Letter of Credit shall be issued for the account of or otherwise used for the benefit of CAFS and no proceeds of any Advance shall be advanced to CAFS; PROVIDED, Borrower may use proceeds of Advances not to exceed in the aggregate $3,000,000 to acquire capital stock of CAFS.

    (d) SECTION 4.12 is amended by adding "(other than CAFS)" immediately after the first "Subsidiary".

    (e) CLAUSE (b) of SECTION 5.05 is amended by deleting "and" and substituting a comma IN LIEU thereof and adding "and CAFS" immediately after "Cameron".

    (f) SECTION 5.07 is deleted and the following is substituted IN LIEU thereof:

              5.07 DEBT. BORROWER AND SUBSIDIARIES OTHER THAN CAFS. Borrower shall not, and shall not permit any of its Subsidiaries (other than CAFS) to, create, incur, assume, become, or be liable in any manner in respect of, or suffer to exist, any Debt, except
    (a) Debt under the Loan Papers, (b) Funded Debt under each Note Purchase Agreement and guaranties of such Debt made by Subsidiaries of Borrower, (c) other Debt in existence on the date hereof, as shown on
    SCHEDULE 4.08-a, (d) purchase money Debt incurred for the acquisition of tangible assets, provided the aggregate principal amount of such Debt incurred in any fiscal year shall not exceed $1,000,000, (e) trade payables incurred and paid in the ordinary course of business,
    (f) Contingent Liabilities under or relating to the Loan Papers, (g) Contingent Liabilities in existence on the date hereof, as shown on
    SCHEDULE 4.08-a, (h) Debt of each Subsidiary of Borrower (other than
    CAFS) to Borrower, (i) Contingent Liabilities resulting from the endorsement of negotiable instruments for collection in the ordinary course of business, (j) Convertible Subordinated Debt in an aggregate principal amount not to exceed at any time $25,000,000, (k) as to Borrower and its Subsidiaries (other than CAFS) on a consolidated basis, other Debt not to exceed at any time, in the aggregate principal amount, the difference between (i) $10,000,000, minus (ii) the sum of all Attributable Debt in respect of all Sale and Leasebacks occurring on and after

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    the Effective Date, (l) renewals and restatements of any Debt described in SECTIONS 5.07(a) through (k), provided the principal amount of the Debt renewed or restated does not exceed the principal amount of such Debt immediately prior to such renewal or restatement, and (m) as to Borrower, only, its obligations under the CAFS Guaranty.

    (g) SECTION 5.08 is deleted and the following is substituted IN LIEU thereof:

              5.08 DISPOSITIONS OF ASSETS. Borrower shall not, and shall not permit any of its Subsidiaries to, sell, lease, assign, or otherwise dispose of any of its assets, except (a) with respect to Borrower and its Subsidiaries (other than CAFS), Permitted Dispositions, and (b) with respect to CAFS, Transfers of assets in the ordinary course of business of CAFS for full and fair consideration.

    (h) SECTION 5.09 is amended by adding "; PROVIDED, CAFS shall not merge or consolidate with or into any Person and shall not make any Investment other than
(y) making direct and indirect loans to or acquiring existing loans made to residential consumers to acquire building materials sold by Borrower or a Guarantor for use in the construction or improvement of personal residences and
(z) Investments described in CLAUSES (a), (b), and (e) through (k) of the definition of "Restricted Investments," immediately after "entity".

    (i) SECTION 5.10 is amended by adding "(other than CAFS)" immediately after each "Subsidiaries".

    (j) SECTION 5.12 is deleted and the following is substituted IN LIEU thereof:

         5.12 ISSUANCE OF CAPITAL STOCK; AMENDMENT OF CHARTER.

              (a) SUBSIDIARIES OTHER THAN CAFS. Borrower shall not permit any of its Subsidiaries (other than CAFS) to, issue, sell or otherwise dispose of any capital stock in such Person, or any options or rights to acquire such capital stock. Borrower shall not sell, transfer, encumber or otherwise dispose of any equity interest or ownership interest in any Subsidiary of Borrower (other than CAFS) and shall not permit any Subsidiary of Borrower (other than CAFS) to sell, transfer, encumber or otherwise dispose of any equity interest or ownership interest in any Person which is a Subsidiary of such Subsidiary of Borrower.

              (b) BORROWER AND ALL SUBSIDIARIES. Borrower shall not amend its articles of organization or bylaws, and Borrower shall not permit any of its Subsidiaries to amend its articles of organization or bylaws, in any manner which impairs or revokes any approval related to the Loan Papers.

              (c) CAFS. Borrower shall not permit CAFS to issue, sell or otherwise dispose of any capital stock, or any options or rights to acquire such capital stock, except for full and fair consideration. Borrower shall not sell, transfer, encumber or otherwise dispose of any equity interest or ownership interest in CAFS if after giving effect to any sale of any equity interest in CAFS Borrower owns less than 50% of the voting securities of CAFS or does not possess the power to direct or cause the direction of management of policies of CAFS; PROVIDED, Borrower may sell any or all equity interest in CAFS owned by Borrower if contemporaneously with such sale Borrower is released of all liability with respect to CAFS, including all CAFS Liability.

    (k) SECTION 5.13 is deleted and the following is substituted IN LIEU thereof:

         5.13 CHANGE OF OWNERSHIP. Borrower shall not, and shall not permit any of its Subsidiaries to, permit any change in the ownership of (a) Ashley, Cameron and CABP from the ownership thereof as of the date hereof as disclosed on SCHEDULE 4.01-B and (b) CAFS not permitted by SECTION 5.12.

    (l) SECTION 5.14 is deleted and the following is substituted IN LIEU thereof:

         5.14 SALE AND LEASEBACK. Borrower shall not, and shall not permit any of its Subsidiaries (other than CAFS) to, enter into any Sale and Leaseback if the Attributable Debt of such Sale and Leaseback exceeds the difference between (a) $10,000,000, minus (b) the sum of
    (i) the aggregate amount of all Attributable Debt of all other Sale and Leasebacks occurring on and after the Effective Date plus (ii) the aggregate outstanding principal amount of other Debt of Borrower and its Subsidiaries (other than CAFS) permitted pursuant to SECTION 5.07(a)(xi). Borrower shall not permit CAFS to enter into any Sale and Leaseback.

    (m) SECTION 5.15 is deleted and the following is substituted IN LIEU thereof:

         Borrower shall not, and shall not permit any of its Subsidiaries to, change the nature of its business as conducted on the Effective Date. Neither Borrower nor any Subsidiary of Borrower (other than
    CAFS) shall engage at any time in any business now or hereafter conducted by CAFS. CAFS shall not engage in any business other than making direct and indirect loans to or acquiring existing loans made to residential consumers to acquire building materials sold by Borrower or a Guarantor for use in the construction or improvement of personal residences and the securitization of such loans.

    (n)  SECTION 5.16 is amended by adding the following at the end thereof:

         ; PROVIDED, all transactions by CAFS with any Affiliate of Borrower shall be in accordance with the Separateness Agreement.

    (o)  SECTION 5.18 is amended by adding the following at the end thereof:

         CAFS shall not become a party to or be obligated in any manner with respect to any Note Purchase Agreement, Senior Note or other Senior Note Paper.

    (p)  A new SECTION 5.20, which provides as follows, is added:

         5.20 CAFS.

         (a) No Subsidiary of Borrower (other than CAFS), whether now or hereafter existing or acquired, shall be liable at any time in any manner for any obligation, now or hereafter existing, of CAFS, including, but not limited to, by way of any guarantee of obligations of CAFS, any agreement to acquire any debt or equity of CAFS, assume any liability or acquire any asset of CAFS, or maintain the liquidity or net worth of CAFS, or substantive consolidation or similar equitable remedy.

         (b) Borrower shall not be liable at any time for any CAFS Liability; PROVIDED, Borrower may (i) acquire for cash equity of CAFS (in addition to all equity of CAFS owned by Borrower on December 3, 1996), and (ii) execute and perform under the CAFS Guaranty, or (iii) do any combination of activities described in CLAUSES (i) and (ii); PROVIDED, FURTHER, the sum of (A) the aggregate gross cash purchase price of equity acquired on and prior to December 3, 1996 and pursuant to CLAUSE (i), plus (B) the aggregate amount for which Borrower may be liable under the CAFS Guaranty, plus (C) the aggregate amount paid by Borrower and the fair market value of property of Borrower transferred with respect to all other CAFS Liabilities, plus (D) the aggregate amount of all other liabilities of Borrower in respect of CAFS Liabilities (valued based on the reasonable determination of Borrower (including in such valuation the probability of any claim maturing) or, if Agent disagrees with any such determination, based on the reasonable determination of Agent), shall not exceed at any time $8,000,000.

         (c) CAFS shall not, and Borrower shall not permit CAFS to, amend or restate the CAFS Credit Agreement or any related agreement (other than the CAFS Guaranty) if the effect of such amendment or restatement is to either increase the amount for which Borrower is liable pursuant to the CAFS Credit Agreement or any related agreement or create any new liability of Borrower not existing pursuant to the CAFS Guaranty (as it existed on December 3, 1996). Borrower shall not amend or restate, or permit any amendment or restatement of, the CAFS Guaranty; PROVIDED, Borrower may terminate or reduce the amount of its obligations pursuant to the CAFS Guaranty.

    (q) Existing SECTION 5.20 is renumbered to be SECTION 5.21 and is amended by adding "(other than CAFS)" immediately after "Subsidiaries" and by adding ", and Borrower shall cause CAFS to comply with those provisions of ARTICLE V expressly applicable to it" immediately before the period.

    (r) SECTION 6.10(m) is amended by deleting "and" immediately after the semicolon.

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    (s)  A new SECTION 6.10(n) is added which provide as follows:

         As soon as it is available and in any event within five days after the effectiveness thereof, a complete copy of all agreements, and all amendments and restatements thereof, with respect to Debt of CAFS, each securitization of any asset of CAFS and each agreement with respect to the issuance of or any right to acquire any capital stock or other equity interest of CAFS. As soon as possible or in any event within two Business Days after knowledge by an officer of Borrower or CAFS of the occurrence of any default or event of default under any agreement related to Debt of CAFS or any agreement related to securitization of any asset of CAFS, a notice from an officer of Borrower or CAFS acceptable to Agent, setting forth the details of such default or event of default, and the action being taken or proposed to be taken with respect thereto.

    (t) SECTION 6.12 is amended by adding "(other than CAFS)" immediately after "Subsidiaries" and by adding ", and CAFS to comply with those provisions of ARTICLE VI expressly applicable to it" immediately before the period.

    (u) SECTION 7.01(l) is amended by deleting "or" immediately after the semicolon.

    (v) SECTION 7.01(m) is amended by deleting the period and substituting "; or" IN LIEU thereof.

    (w)  SECTION 7.01 is amended by adding the following at the end thereof:

         (n) Any Obligor is found to have any liability in respect of any obligations or business operations of CAFS not permitted pursuant to
    SECTION 5.20(b).

    (x)  A new SECTION 7.08, which provides as follows, is added:

         7.08 CAFS. For purposes of SECTION 7.01(f) only, "Obligor" shall be deemed to include CAFS.

    (y)  SCHEDULE 4.08-a is deleted and a new SCHEDULE 4.08-a, in the form of
SCHEDULE 4.08-a to this First Amendment, is substituted IN LIEU thereof.

    (z) SCHEDULE 9.02 is amended by deleting each reference to "First Interstate Bank of Texas, N.A." and substituting, IN LIEU thereof, "Wells Fargo Bank (Texas), National Association."

    (aa) A new EXHIBIT K, in the form of EXHIBIT A to this First Amendment, is added.

3. AMENDMENTS (LOAN PAPERS). Each Loan Paper containing a telephone or telecopier number for Borrower or any Guarantor is amended by deleting each "(214)" preceding each telephone or telecopier number for Borrower or any Guarantor and substituting "(972)" IN LIEU thereof.

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4.  REPRESENTATIONS AND WARRANTIES (BORROWER AND CAFS).  Borrower and CAFS,
jointly and severally, represent and warrant to Agent, Co-Agent, Issuing Bank and each Lender that, as of the date hereof and after giving effect to the amendments in SECTIONS 2 and 3, the following are true and correct:

    (a) CAFS is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Texas. CAFS is qualified to do business in all jurisdictions where the nature of its business or Properties require such qualification, except where the failure to so qualify would not result in a Material Adverse Change. Set forth on SCHEDULE 4 is a complete and accurate listing, with respect to CAFS, showing (i) its street and mailing address, which is its principal place of business and executive office, (ii) the classes of capital stock and the numbers of shares authorized and outstanding, (iii) each legal and beneficial owner of outstanding capital stock on the date hereof, indicating the ownership percentage, and (iv) all outstanding options, rights, rights of conversion or purchase, rights of first refusal, and similar rights relating to the equity interests of CAFS. CAFS has all requisite corporate power and authority to own, operate and encumber its Property and assets and to conduct its business as presently conducted and as proposed to be conducted and in connection with and following the consummation of the transactions contemplated by the Loan Papers. All of the outstanding common stock of CAFS is validly issued, fully paid and nonassessable. CAFS is a Wholly-Owned Subsidiary of Borrower. As of the date hereof, CAFS has not conducted any operations and its only activities have been related to its organization and obtaining qualifications to do business and Licenses and discussions with financial institutions regarding capitalization of CAFS and providing credit facilities for and securitization of accounts receivable of CAFS.

    (b) The Board of Directors of CAFS has duly authorized the execution, delivery, and performance of the Loan Papers to be executed by CAFS. No consent of the stockholders of CAFS (except any consent already obtained) is required as a prerequisite to the validity and enforceability of any Loan Papers or any other document contemplated hereby. CAFS has full legal right, power, and authority to execute, deliver, and perform under the Loan Papers to be executed and delivered by it. The Loan Papers constitute the legal, valid, and binding obligations of CAFS (as to each Loan Paper to which it is a party) enforceable in accordance with their terms (subject as to enforcement of remedies to any applicable Debtor Relief Laws).

    (c) The execution or delivery of any Loan Paper to which CAFS is a party, and performance thereunder, does not conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any Properties of CAFS under, or require any consent (other than consents already obtained), approval, or other action by, notice to, or filing with any Tribunal or Person pursuant to, the corporate governance documents of CAFS, any award of any arbitrator, or any agreement, instrument, or Law to which any Obligor or any of its Properties is subject.

    (d) The PRO FORMA financial statements of CAFS contained in the "Home Improvement Finance Contract Funding Program" delivered to Agent fairly present its PRO FORMA financial condition as of such date and were prepared in accordance with GAAP. Those portions of such financial statements which contain projections were prepared in good faith and management believes them to be based on reasonable assumptions (each of which are stated in such statement) and to provide reasonable estimations of future performance as of the dates and for the periods shown for CAFS, subject to the uncertainty and approximation inherent in any projections. Such financial statements reflect all material liabilities, direct and contingent, of CAFS that are required to be disclosed in accordance with GAAP. As of the date of such financial statements, there were no Contingent Liabilities, liabilities for Taxes, forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments that are not reflected on such financial statements or otherwise disclosed in writing to Agent. CAFS's fiscal year ends on October 31.

    (e) There is no pending or, to Borrower's and CAFS's best knowledge, threatened Litigation against CAFS.

    (f) CAFS possesses, or is in the process of obtaining, all material Licenses and is not in violation thereof in any material respect. CAFS has, subject to procurement of certain Licenses to operate as a finance company in certain states, full power, authority, and legal right to own and operate its Properties, and to conduct its business. CAFS has good and indefeasible title (fee or leasehold, as applicable) to its Properties, subject to no Lien of any kind, except as permitted hereunder. CAFS is not in violation of its corporate governance documents, or any Law, or material agreement or instrument binding on or affecting it or any of its Properties. No business or Properties of CAFS is affected by any strike, lock-out, or other labor dispute, drought, storm, earthquake, embargo, act of God or public enemy, or other casualty that could constitute a Material Adverse Change.

    (g) CAFS has no outstanding Debt or Contingent Liabilities, except as shown on SCHEDULE 4.08-a, and neither it nor any of its Properties are subject to any Liens, other than Liens pursuant to CAFS Credit Agreement. No equity interest of CAFS is subject to any Lien, including any restriction on hypothecation or transfer, except as provided in the CAFS Credit Agreement.

    (h) CAFS is a newly-organized corporation and has not, and, as of the date hereof, has no obligation to file any federal, state, of other Tax return, and has, as of the date hereof, no liability in respect of any Taxes.

    (i) CAFS has not incurred any liability to the PBGC with respect to any Plan. No ERISA Event has occurred with respect to any Plan. CAFS has not participated in any Prohibited Transaction with respect to any Plan or trust created thereunder, and the consummation of the transactions contemplated hereby will not involve any Prohibited Transaction. CAFS has not incurred any Withdrawal Liability to any Multiemployer Plan. CAFS has not been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA.

    (j) CAFS has no interest in any real Property (other than office space leased from Borrower). No Hazardous Materials are generated, produced, or stored at or in connection with the Properties and operations of CAFS. Borrower and CAFS have taken all appropriate steps to determine, and have determined, that no Hazardous Materials have been disposed of or otherwise released on or to any Property on which any operations of CAFS are conducted, except in compliance with Environmental Laws. CAFS has no potential liability with respect to any release of any Hazardous Materials into the environment. The use which CAFS intends to make of the real Property (whether leased or owned) on which any of its operations are conducted will not result in the unlawful or unauthorized disposal or other release of any Hazardous Materials.

    (k)  CAFS has no Investments.

    (l) The "Home Improvement Finance Contract Funding Program" prepared by Banc One Capital Corporation is a complete description of the business which CAFS will conduct and the method of securitization of accounts receivable owned by CAFS.

    (m) CAFS has received and reviewed this First Amendment and each related Loan Paper.

    (n) None of Borrower, CAFS or any other Obligor has made a material misstatement of fact, or failed to disclose any fact necessary to make the facts disclosed not misleading, to Agent or any Lender during the course of negotiation of this First Amendment.

5. REPRESENTATIONS AND WARRANTIES (BORROWER). Borrower represents and warrants to Agent, Co-Agent, Issuing Bank and each Lender that, as of the date hereof and after giving effect to the amendments in SECTIONS 2 and 3, the following are true and correct:

    (a) The representations and warranties contained in the Credit Agreement and each of the other Loan Papers are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except as to representations and warranties which (i) refer to a specific date, (ii) have been modified by transactions permitted pursuant to the Credit Agreement or any other Loan Paper, or (iii) have been specifically waived in writing by Agent).

    (b) Borrower has full power and authority to execute, deliver and perform this First Amendment, and this First Amendment, the Credit Agreement and each other Loan Paper, constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with their terms (subject as to enforcement of remedies to any applicable Debtor Relief Laws).

    (c) No authorization, approval, consent or other action by, notice to, or filing with, any Tribunal or other Person, is required for the execution, delivery or performance by Borrower of this First Amendment.

6.  WAIVER.

    (a) SECTION 3.02(iii) of the Credit Agreement provides that it is a condition precedent to the making of each Advance and the issuance of each Letter of Credit that each Subsidiary of Borrower execute a Guaranty. SECTION
5.10 of the Credit Agreement prohibits Borrower from granting a negative pledge in favor of any Person. SECTION 10(e) of the CAFS Guaranty prohibits Borrower from granting a Lien on any capital stock of CAFS.

    (b) Subject to the occurrence of each condition specified in SECTION 7 and performance of each provision of this First Amendment and in reliance on the representations and warranties in SECTIONS 4 and 5, Agent, Issuing Bank and each Lender waive (i) the condition precedent of SECTION 3.02(iii) that CAFS execute a Guaranty, and (ii) the prohibition of SECTION 5.10 of the

Credit Agreement with respect to the negative pledge by Borrower of capital stock of CAFS pursuant to SECTION 10(e) of the CAFS Guaranty, only.

    (c) Borrower and Guarantors acknowledge and agree that except as expressly provided in SECTION 6(b), none of Agent, Issuing Bank or any Lender waives any term or condition of the Loan Papers or otherwise impairs any rights or remedies which Agent, Issuing Bank or any Lender may have.

7. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective on the date Agent delivers to Borrower written notice that each of the following has occurred or exists ("AMENDMENT DATE"):

    (a) The effectiveness of this First Amendment shall not contravene any Law applicable to Agent, Co-Agent, Issuing Bank or any Lender.

    (b) No Material Adverse Change, as determined by Agent, shall have occurred and be continuing since October 31, 1995.

    (c)  No Default or Event of Default shall exist.

    (d) Agent, Co-Agent, Issuing Bank, each Lender, each Obligor and CAFS shall have executed and received counterparts of this First Amendment.

    (e) Agent shall have received, contemporaneously with Borrower's execution of this First Amendment, payment of all fees (including attorneys' fees incurred by Agent prior to execution of this First Amendment and in the preparation, negotiation and execution of this First Amendment).

    (f) Agent shall have received an Officer's Certificate, executed by authorized officers of CAFS, dated the Amendment Date, certifying (A) that attached copies of its Articles of Incorporation and Bylaws are true and complete, and in full force and effect, without amendment except as shown, (B) that a copy of resolutions of the Board of Directors of CAFS attached thereto authorizing execution, delivery and performance of this First Amendment and all other Loan Papers, is true and complete, and that such resolutions are in full force, were duly adopted, have not been amended, modified, or revoked, and such resolutions constitute all resolutions adopted with respect to the transactions related to the Loan Papers, and (C) to the incumbency, name, and signature of each officer of CAFS authorized to sign this First Amendment and any other Loan Papers on its behalf.

Agent, Co-Agent, Issuing Bank and each Lender may conclusively rely on the certificates delivered pursuant to this First Amendment until Agent receives notice in writing to the contrary.

    (g)  Agent shall have received, in form and substance satisfactory to it,
(i) certificates from the Secretary of State and other appropriate officials of the State of Texas certifying that CAFS is a corporation duly organized, validly existing, and in good standing in Texas as of the date thereof, and (ii) with respect to each state in which CAFS is qualified to do business, certificates of appropriate authorities in each such state, all issued within ten days of the

Amendment Date to the effect that CAFS is in good standing and duly qualified to transact business in each such state.

    (h) Agent shall have received an opinion of counsel to Borrower, Guarantors and CAFS dated the Amendment Date, which counsel shall be acceptable to Agent, such opinion to be in the form of EXHIBIT B, together with instruction letters from Borrower, Guarantors and CAFS.

    (i) Agent shall have received each of the following, in form and substance satisfactory to Agent:

           (i) the results of UCC and other Lien searches against the assets of Borrower and CAFS; and

          (ii)     a Compliance Certificate prepared as of the date hereof.

    (j) Agent shall have received, in form and substance satisfactory to Agent and its counsel, such other approvals, documents, certificates, and instruments as Agent shall require.

8. RATIFICATION. Ashley, Cameron and CABP each (a) represents and warrants that it has received and reviewed this First Amendment and (b) ratifies and affirms its obligations under the Loan Papers, as amended by this First Amendment.

9.  REFERENCE TO THE CREDIT AGREEMENT.

    (a) On the Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

    (b) The Credit Agreement, as affected by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

    (c) THE CREDIT AGREEMENT, AS AFFECTED BY THE AMENDMENTS CONTAINED IN THIS FIRST AMENDMENT, TOGETHER WITH EACH OTHER LOAN PAPER, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

10. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

11. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and be binding upon the parties hereto and their respective permitted successors and assigns.

12. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose.

    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of December 3, 1996.


BORROWER:
                        CAMERON ASHLEY BUILDING PRODUCTS, INC.


                        By:   /S/ F. DIXON MCELWEE
                            -----------------------------------------------
                             F. Dixon McElwee, Vice President



GUARANTORS:
                        ASHLEY ALUMINUM, INC.


                        By:    /S/ WALTER J. MURATORI
                            -----------------------------------------------
                             Walter J. Muratori, President



                        WM. CAMERON & CO.


                        By:    /S/ F. DIXON MCELWEE
                            -----------------------------------------------
                             F. Dixon McElwee, Vice President



                        CABP, INC.


                        By:    /S/ F. DIXON MCELWEE
                            -----------------------------------------------
                             F. Dixon McElwee, Vice President


CAFS:
                        CAMERON ASHLEY FINANCIAL SERVICES, INC.


                        By:    /S/ F. DIXON MCELWEE
                            -----------------------------------------------
                             F. Dixon McElwee, President

AGENT:
                        NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, as Agent


                        By:    /S/ DAN KILLIAN
                            -----------------------------------------------
                             Dan Killian, Vice President


CO-AGENT:
                        ABN AMRO BANK, N.V., Atlanta Agency, as Co-Agent


                        By:    /S/ LARRY KELLEY
                            -----------------------------------------------
                             Larry Kelley, Group Vice President


                        By:    /S/ STEVEN HIPSMAN
                            -----------------------------------------------
                             Steven Hipsman, Vice President


ISSUING BANK:
                        NATIONSBANK OF TEXAS, NATIONAL
                        ASSOCIATION, as Issuing Bank

                        By:    /S/ DAN KILLIAN
                            -----------------------------------------------
                             Dan Killian, Vice President


LENDERS:
                        NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION


                        By:    /S/ DAN KILLIAN
                            -----------------------------------------------
                             Dan Killian, Vice President


                        ABN AMRO BANK, N.V., Atlanta Agency


                        By:    /S/ LARRY KELLEY
                            -----------------------------------------------
                             Larry Kelley, Group Vice President


                        By:    /S/ STEVEN HIPSMAN
                            -----------------------------------------------
                             Steven Hipsman, Vice President

                        WELLS FARGO BANK (TEXAS), NATIONAL
                        ASSOCIATION (formerly known as First Interstate Bank of Texas, N.A.)


                        By:    /S/ KEN TAYLOR
                            -----------------------------------------------
                             Ken Taylor, Assistant Vice President


                        SUNTRUST BANK, ATLANTA


                        By:    /S/ TRISHA E. HARDY
                            -----------------------------------------------
                             Trisha E. Hardy, Banking Officer



                        By:    /S/ JOHN A. FIELDS, JR.
                            -----------------------------------------------
                             John A. Fields, Jr., Vice President
                             (Print Name)          (Print Title)